Exhibit 99.1

CorEnergy Releases First Quarter 2016 Results

KANSAS CITY, Mo. -- CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA) (“CorEnergy” or the “Company”) today announced financial results for the first quarter ended March 31, 2016.

Recent Developments

•	Declared common stock dividend of $0.75 per share ($3.00 annualized) in the first quarter

•	Delivered Adjusted Funds from Operations (AFFO)[1] of $1.07 per share

•	Refinanced the Pinedale Credit Facility

•	Completed ~$475,000 of share repurchases under the $10 million Share Repurchase Authorization during April 2016

•	All tenants continue to make timely rent payments

“Our strategy for identifying and acquiring critical assets, underpinned by valuable reserves, has demonstrated durability through a very volatile market so far. Even as the REIT model for infrastructure ownership is tested by Chapter 11 filings of our largest tenants’ parent companies, we expect to continue to receive rents supporting the stability of our dividends,” said Dave Schulte, Chief Executive Officer of CorEnergy. “We will remain vigilant throughout the bankruptcy proceedings. Concurrently, we continue assessing acquisition opportunities and strengthening our financing structure.”

First Quarter 2016 Performance Summary

Results for the first quarter of 2016 included Total Revenue of $22.3 million and Contribution Margin2 of $21.2 million. CorEnergy believes Contribution Margin is a better reflection of the Company’s operating performance, because it eliminates the impact of commodity purchases and sales, as well as direct operating expenses, of certain assets.

AFFO for first quarter 2016 was $12.8 million, or $1.07 per share (basic) and $0.96 (diluted). Management uses AFFO as a measure of long-term sustainable operational performance.  AFFO in excess of dividends is used for debt repayment and reinvestments necessary to sustain our dividend over the long term. For completeness, we present other measures of income in the table below:

	First Quarter Ended March 31, 2016
		Per Share
	Total	Basic	Diluted
Net Income (Attributable to Common Stockholders)[1]	$2,354,012	$0.20	$0.20
NAREIT Funds from Operations (NAREIT FFO)[1]	$7,032,310	$0.59	$0.59
Funds From Operations (FFO)[1]	$8,069,586	$0.68	$0.65
Adjusted Funds From Operations (AFFO)[1]	$12,783,433	$1.07	$0.96

NAREIT FFO, FFO, and AFFO are non-GAAP measures presented in accordance with the guidelines for calculation and reporting issued by the National Association of Real Estate Investment Trusts. Reconciliations of NAREIT FFO, FFO and AFFO, as presented, to Net Income Attributable to CorEnergy Stockholders and Contribution Margin, also a non-GAAP term, are included at the end of this press release. See Notes 1 and 2 at the end of this press release for additional information.

Portfolio Update

Grand Isle Gathering System: On April 14, 2016, the parent company of our tenant of the GIGS, Energy XXI Ltd, and substantially all of its directly and indirectly owned subsidiaries filed for Chapter 11 reorganization. Our tenant, Energy XXI GIGS Services, LLC has not filed for bankruptcy and continues to make timely payments of rent.

Pinedale LGS: On April 29, 2016, the parent company of our tenant of the Pinedale LGS, Ultra Petroleum Corp., filed for Chapter 11 reorganization. Our tenant, Ultra Wyoming LGS, LLC was included in the filing. We have received no indication that during the bankruptcy process it will seek to reject the current lease agreement. Ultra Wyoming has continued making timely payments of rent.

Salt Water Disposal Financing Notes: CorEnergy’s financing revenue did not reflect any interest payments from the Black Bison Loans for the first quarter of 2016. The Company, as previously announced, foreclosed in the first quarter on 100% of the equity of the borrower of Black Bison, which is now categorized as “Held for Sale.”

CorEnergy recorded a non-cash provision for loan loss in the first quarter related to its Four Wood note. The net investment, as of March 31, 2016, was approximately $1.5 million. The Company is currently in discussions with the borrower to determine the appropriate payment schedule going forward.

Dividend Update

Common Stock

A first-quarter common stock cash dividend of $0.75 ($3.00 annualized) was declared on April 27, 2016, payable on May 31, 2016. CorEnergy maintains a quarterly common stock dividend payment cycle of February, May, August and November.

Preferred Stock

For the Company’s 7.375% Series A Cumulative Redeemable Preferred Stock, a cash dividend of $0.4609375 per depositary share was declared for the first quarter, payable on May 31, 2016. The preferred dividends, which equate to an annual payment of $1.84375 per depositary share, are paid on or about the last day of February, May, August and November.

Outlook

CorEnergy expects its energy infrastructure portfolio – the GIGS, Pinedale LGS, MoGas Pipeline, Portland Terminal Facility and Omega Pipeline – to continue to produce stable, recurring revenues. The Company believes these cash flows will support sustainable quarterly dividend payments of $0.75 ($3.00 per share annualized). Although CorEnergy has historically targeted dividend growth of 1-3% annually from existing contracts through inflation escalations and participating rents, the company is not expecting significant inflation-based or participating rents in 2016.

The Company is evaluating a broad set of infrastructure opportunities in the range of $50 to $250 million per project. CorEnergy intends to finance these acquisitions through the use of capacity on its revolver, partnerships with co-investors, portfolio level debt and, if beneficial to existing stockholders, prudent preferred or common equity issuances. There can be no assurance that any of these acquisition opportunities will result in consummated transactions.

First Quarter 2016 Earnings Conference Call

CorEnergy will host a conference call on Wednesday, May 11, 2016, at 1:00 p.m. Central Time to discuss its financial results. Please dial into the call at 877-407-8035 (for international, 1-201-689-8035) approximately five to ten minutes prior to the scheduled start time. The call will also be webcast in a listen-only format. A link to the webcast will be accessible at www.corenergy.corridortrust.com.

A replay of the call will be available until 11:59 p.m. Eastern Time June 11, 2016 by dialing 877-660-6853 (for international, 1-201-612-7415). The Conference ID is 13635746.

About CorEnergy Infrastructure Trust, Inc.

CorEnergy Infrastructure Trust, Inc. primarily owns U.S. infrastructure assets used by energy companies under long-term triple net participating leases. These utility-like assets include pipelines, storage tanks, transmission lines and gathering systems. Our structure as a Real Estate Investment Trust (REIT) offers US and non-US investors direct exposure to energy infrastructure in a tax-efficient manner. CorEnergy’s objective is to provide stockholders with a stable and growing cash dividend, supported by long-term contracted revenue.

Forward-Looking Statements

This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants.

Consolidated Balance Sheets

	March 31, 2016	December 31, 2015
Assets
Leased property, net of accumulated depreciation of $38,124,111 and $33,869,263	$504,971,367	$509,226,215
Assets held for sale, less costs to sell	1,839,007	—
Property and equipment, net of accumulated depreciation of $6,840,717 and $5,948,988	118,971,300	119,629,978
Financing notes and related accrued interest receivable, net of reserve of $4,100,000 and $13,784,137	1,500,000	7,675,626
Other equity securities, at fair value	6,837,442	8,393,683
Cash and cash equivalents	12,849,652	14,618,740
Accounts and other receivables	13,714,978	10,431,240
Deferred costs, net of accumulated amortization of $1,435,213 and $2,717,609	3,957,987	4,187,271
Prepaid expenses and other assets	825,369	491,024
Deferred tax asset	2,184,371	1,606,976
Goodwill	1,718,868	1,718,868
Total Assets	$669,370,341	$677,979,621
Liabilities and Equity
Current maturities of long-term debt	$3,600,000	$66,132,000
Current maturities of long-term debt - related party	668,556	—
Long-term debt, net of deferred debt costs	150,052,573	150,732,752
Long-term debt - related party	10,417,194	—
Asset retirement obligation	13,023,124	12,839,042
Accounts payable and other accrued liabilities	4,673,640	2,317,774
Management fees payable	1,894,112	1,763,747
Liabilities held for sale	439,007	—
Line of credit	44,000,000	—
Unearned revenue	2,761,202	—
Total Liabilities	$231,529,408	$233,785,315
Equity
Series A Cumulative Redeemable Preferred Stock 7.375%, $56,250,000 liquidation preference ($2,500 per share, $0.001 par value), 10,000,000 authorized; 22,500 issued and outstanding as of March 31, 2016, and December 31, 2015	$56,250,000	56,250,000
Capital stock, non-convertible, $0.001 par value; 11,951,757 and 11,939,697 shares issued and outstanding at March 31, 2016, and December 31, 2015 (100,000,000 shares authorized)	11,952	11,940
Additional paid-in capital	355,140,047	361,581,507
Accumulated other comprehensive income	(20,279)	190,797
Total CorEnergy Equity	411,381,720	418,034,244
Non-controlling Interest	26,459,213	26,160,062
Total Equity	437,840,933	444,194,306
Total Liabilities and Equity	$669,370,341	$677,979,621

Consolidated Statements of Income
	For The Three Months Ended
	March 31, 2016	March 31, 2015
Revenue
Lease revenue	$16,996,072	$7,336,101
Transportation and distribution revenue	5,099,451	3,649,735
Financing revenue	162,344	660,392
Sales revenue	—	2,341,655
Total Revenue	22,257,867	13,987,883
Expenses
Transportation and distribution expenses	1,362,325	1,197,968
Cost of Sales	—	1,248,330
General and administrative	3,289,852	2,568,519
Depreciation, amortization and accretion expense	5,296,818	4,048,832
Provision for loan losses	4,645,188	—
Total Expenses	14,594,183	9,063,649
Operating Income	$7,663,684	$4,924,234
Other Income (Expense)
Net distributions and dividend income	$375,573	$590,408
Net realized and unrealized gain (loss) on other equity securities	(1,628,752)	449,798
Interest expense	(3,926,009)	(1,147,272)
Total Other Income (Expense)	(5,179,188)	(107,066)
Income before income taxes	2,484,496	4,817,168
Taxes
Current tax expense	(677,731)	435,756
Deferred tax expense (benefit)	(577,395)	(115,391)
Income tax expense (benefit), net	(1,255,126)	320,365
Net Income	3,739,622	4,496,803
Less: Net Income attributable to non-controlling interest	348,501	410,175
Net Income attributable to CorEnergy Stockholders	$3,391,121	$4,086,628
Preferred dividend requirements	1,037,109	737,500
Net Income attributable to Common Stockholders	$2,354,012	$3,349,128

Net Income	$3,739,622	$4,496,803
Other comprehensive income (loss):
Changes in fair value of qualifying hedges attributable to CorEnergy stockholders	(211,076)	(276,107)
Changes in fair value of qualifying hedges attributable to non-controlling interest	(49,350)	(64,555)
Net Change in Other Comprehensive Income (Loss)	$(260,426)	$(340,662)
Total Comprehensive Income	3,479,196	4,156,141
Less: Comprehensive income attributable to non-controlling interest	299,151	345,620
Comprehensive Income attributable to CorEnergy Stockholders	$3,180,045	$3,810,521
Earnings Per Common Share:
Basic	$0.20	$0.36
Diluted	$0.20	$0.36
Weighted Average Shares of Common Stock Outstanding:
Basic	11,943,938	9,322,652
Diluted	11,943,938	9,322,652
Dividends declared per share	$0.750	$0.650

Consolidated Statements of Equity

	Capital Stock		Preferred Stock	Additional Paid-in Capital	Accumulated Other Comprehensive Income	Retained Earnings	Non-Controlling Interest	Total
	Shares	Amount	Amount
Balance at December 31, 2014	9,321,010	$9,321	$—	$309,987,724	$453,302	$—	$27,090,695	$337,541,042
Net income	—	—	—	—	—	12,319,911	1,617,206	13,937,117
Net change in cash flow hedges	—	—	—	—	(262,505)	—	(61,375)	(323,880)
Total comprehensive income	—	—	—	—	(262,505)	12,319,911	1,555,831	13,613,237
Issuance of Series A cumulative redeemable preferred stock, 7.375% - redemption value	—	—	56,250,000	(2,039,524)	—	—	—	54,210,476
Net offering proceeds from issuance of common stock	2,587,500	2,587	—	73,254,777	—	—	—	73,257,364
Series A preferred stock dividends	—	—	—	—	—	(3,503,125)	—	(3,503,125)
Common stock dividends	—	—	—	(20,529,353)	—	(8,816,786)	—	(29,346,139)
Common stock issued under director's compensation plan	2,677	3	—	89,997	—	—	—	90,000
Distributions to Non-controlling interest	—	—	—	—	—	—	(2,486,464)	(2,486,464)
Reinvestment of dividends paid to common stockholders	28,510	29	—	817,886	—	—	—	817,915
Balance at December 31, 2015	11,939,697	$11,940	$56,250,000	$361,581,507	$190,797	$—	$26,160,062	$444,194,306
Net income	—	—	—	—	—	3,391,121	348,501	3,739,622
Net change in cash flow hedges	—	—	—	—	(211,076)	—	(49,350)	(260,426)
Total comprehensive income	—	—	—	—	(211,076)	3,391,121	299,151	3,479,196
Series A preferred stock dividends	—	—	—	—	—	(1,037,109)	—	—
Common stock dividends	—	—	—	(6,600,761)	—	(2,354,012)	—	(8,954,773)
Reinvestment of dividends paid to common stockholders	12,060	12	—	159,301	—	—	—	159,313
Balance at March 31, 2016 (Unaudited)	11,951,757	$11,952	$56,250,000	$355,140,047	$(20,279)	$—	$26,459,213	$437,840,933

Consolidated Statements of Cash Flows
	For the Three Months Ended
	March 31, 2016	March 31, 2015
Operating Activities
Net Income	$3,739,622	$4,496,803
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income tax, net	(577,395)	(115,391)
Depreciation, amortization and ARO accretion	5,945,501	4,426,559
Provision for loan loss	4,645,188	—
Net distributions and dividend income, including recharacterization of income	(117,004)	(371,323)
Net realized and unrealized (gain) loss on other equity securities	1,628,751	(449,798)
Unrealized gain on derivative contract	(71,363)	(16,880)
Common stock issued under directors compensation plan	—	30,000
Changes in assets and liabilities:
Increase in accounts and other receivables	(3,240,409)	(352,029)
(Increase) decrease in financing note accrued interest receivable	95,114	(200,167)
Increase in prepaid expenses and other assets	(161,354)	(295,441)
Increase in management fee payable	130,365	61,756
Increase (decrease) in accounts payable and other accrued liabilities	1,935,402	(821,951)
Increase (decrease) in current income tax liability	—	480,637
Increase (decrease) in unearned revenue	2,761,202	(711,230)
Net cash provided by operating activities	$16,713,620	$6,161,545
Investing Activities
Acquisition expenditures	—	(2,041,642)
Purchases of property and equipment, net	(101,919)	(16,464)
Proceeds from asset foreclosure	223,451	—
Increase in financing notes receivable	(202,000)	(31,442)
Return of capital on distributions received	1,165	29,864
Net cash used by investing activities	$(79,303)	$(2,059,684)
Financing Activities
Debt financing costs	(224,586)	(53,705)
Net offering proceeds on Series A preferred stock	—	54,137,791
Dividends paid on Series A preferred stock	(1,037,109)	—
Dividends paid on common stock	(8,795,460)	(5,991,083)
Distributions to non-controlling interest	—	(680,748)
Advances on revolving line of credit	44,000,000	1,945,361
Payments on revolving line of credit	—	(33,521,055)
Principal payments on term debt	(900,000)	—
Principal payments on credit facility	(51,446,250)	(882,000)
Net cash (used) provided by financing activities	$(18,403,405)	$14,954,561
Net Change in Cash and Cash Equivalents	$(1,769,088)	$19,056,422
Cash and Cash Equivalents at beginning of period	14,618,740	7,578,164
Cash and Cash Equivalents at end of period	$12,849,652	$26,634,586

Supplemental Disclosure of Cash Flow Information
Interest paid	$1,398,422	$943,101
Income taxes paid (net of refunds)	$10,683	$295,901

Non-Cash Operating Activities
Change in accounts payable and accrued expenses related to prepaid assets and other expense	$—	$19,096

Non-Cash Investing Activities
Change in accounts payable and accrued expenses related to acquisition expenditures	$—	$(13,597)
Change in accounts payable and accrued expenses related to issuance of financing and other notes receivable	$—	$(39,248)
Net change in Assets Held for Sale, Property and equipment, Prepaid expenses and other assets and Accounts payable and other accrued liabilities	$(1,776,549)	—

Non-Cash Financing Activities
Change in accounts payable and accrued expenses related to the issuance of common equity	$—	$(72,685)
Change in accounts payable and accrued expenses related to debt financing costs	$—	$8,509
Reinvestment of distributions by common stockholders in additional common shares	$159,313	$68,154

NAREIT FFO, FFO Adjusted for Securities Investment and AFFO Reconciliation

	For the Three Months Ended
	March 31, 2016	March 31, 2015
Net Income attributable to CorEnergy Stockholders	$3,391,121	$4,086,628
Less:
Preferred Dividend Requirements	1,037,109	737,500
Net Income attributable to Common Stockholders	2,354,012	3,349,128
Add:
Depreciation	5,089,753	4,033,490
Less:
Non-Controlling Interest attributable to NAREIT FFO reconciling items	411,455	411,455
NAREIT funds from operations (NAREIT FFO)	7,032,310	6,971,163
Add:
Distributions received from investment securities	259,734	248,949
Income tax expense (benefit) from investment securities	(475,637)	412,864
Less:
Net distributions and dividend income	375,573	590,408
Net realized and unrealized gain (loss) on other equity securities	(1,628,752)	449,798
Funds from operations adjusted for securities investments (FFO)	8,069,586	6,592,770
Add:
Provision for loan losses, net of tax	4,040,081	—
Transaction costs	36,915	672,747
Amortization of debt issuance costs	617,097	305,710
Amortization of deferred lease costs	22,983	15,342
Accretion of asset retirement obligation	184,082	—
Income tax expense (benefit)	(174,382)	(92,499)
Amortization of above market leases	—	72,987
Unrealized (gain) loss associated with derivative instruments	23,875	(16,880)
Less:
EIP Lease Adjustment	—	542,809
Non-Controlling Interest attributable to AFFO reconciling items	36,804	23,284
Adjusted funds from operations (AFFO)	$12,783,433	$6,984,084

Weighted Average Shares of Common Stock Outstanding:
Basic	11,943,938	9,322,652
Diluted	15,428,787	9,322,652
NAREIT FFO attributable to Common Stockholders
Basic	$0.59	$0.75
Diluted	$0.59	$0.75
FFO attributable to Common Stockholders
Basic	$0.68	$0.71
Diluted	$0.65	$0.71
AFFO attributable to Common Stockholders
Basic	$1.07	$0.75
Diluted	$0.96	$0.75

Lease Revenue, Security Distributions, Financing Revenue, and Operating Results
	For the Three Months Ended
	March 31, 2016	March 31, 2015
Lease Revenue, Security Distributions, Financing Revenue, and Operating Results
Leases:
Lease revenue	$16,996,072	$7,336,101
Other Equity Securities:
Net cash distributions received	259,734	248,949
Financing:
Financing revenue	162,344	660,392
Operations:
Transportation and distribution revenue (3)	5,099,451	5,991,390
Transportation and distribution expense (4)	(1,362,325)	(2,446,298)
Net Operations (excluding depreciation, amortization, and accretion)	3,737,126	3,545,092
Total Lease Revenue, Security Distributions, Financing Revenue, and Operating Results	$21,155,276	$11,790,534
General and administrative	(3,289,852)	(2,568,519)
Non-Controlling Interest attributable to Adjusted EBITDA Items	(944,527)	(969,987)
Adjusted EBITDA	$16,920,897	$8,252,028

(3) MoGas and Omega revenues have been combined and are presented net of Omega's natural gas and propane costs subsequent to the new contract with the DOD executed on January 28, 2016, effective February 1, 2016.  In accordance with GAAP, Omega's historical Sales revenue and Cost of sales for the three months ended March 31, 2015 are presented separately, on a gross basis, in the Consolidated Statements of Income and Comprehensive Income in this quarterly report on Form 10-Q.  For ease of comparison in this results of operations discussion, Omega's historical Sales revenue, Cost of sales and Operating expenses for the three months ended March 31, 2015 are presented on a gross basis and are included in the Transportation and distribution lines in this table.

(4) MoGas' transportation, maintenance and administrative expenses and Omega's operating expenses and cost of sales on non-DOD customers have been combined subsequent to the new contract with the DOD executed on January 28, 2016.

Reconciliation of Adjusted EBITDA to Income Attributable to Common Stockholders
	For the Three Months Ended
	March 31, 2016	March 31, 2015
Adjusted EBITDA	$16,920,897	$8,252,028
Other Adjustments:
Distributions and dividends received in prior period previously deemed a return of capital (recorded as a cost reduction) and reclassified as income in a subsequent period	117,004	371,323
Net realized and unrealized gain (loss) on securities	(1,629,917)	419,934
Depreciation, amortization & accretion	(5,296,818)	(4,048,832)
Interest expense, net	(3,926,009)	(1,147,272)
Provision for loan losses	(4,645,188)	—
Non-controlling interest attributable to depreciation, amortization, accretion, and interest expense	596,026	559,812
Income tax benefit (expense)	1,255,126	(320,365)
Preferred dividend requirements	(1,037,109)	(737,500)
Income Attributable to Common Stockholders	$2,354,012	$3,349,128

Notes

1NAREIT FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, impairment losses of depreciable properties, real estate-related depreciation, amortization (excluding amortization of deferred financing costs or loan origination costs) and after adjustments for unconsolidated partnerships and noncontrolling interests. Adjustments for noncontrolling interests are calculated on the same basis. FFO as we have presented it here, is derived by further adjusting NAREIT FFO for distributions received from investment securities, income tax expense (benefit) from investment securities, net distributions and dividend income and net realized and unrealized gain or loss on other equity securities. CorEnergy defines AFFO as FFO Adjusted for Securities Investment plus provision from loan losses, net of tax, transaction costs, amortization of debt issuance costs, amortization of deferred leasing costs, accretion of asset retirement obligations, income tax expense (benefit) unrelated to securities investments and provision for loan losses, above market rent, noncash costs associated with derivative instruments and certain costs of non-recurring nature, less maintenance, capital expenditures (if any) amortization of debt premium and other adjustments as deemed appropriate by management.

2Contribution Margin is a non-GAAP measure defined as Total Lease Revenue, Security Distributions, Financing Revenue and Operating Results, as reported in the MD&A section of CorEnergy’s Form 10-Q. Management believes that Lease Revenue, Security Distributions, Financing Revenue and Operating Results provides investors with information that will assist them in analyzing the operating performance of our leased assets, financing notes receivable, other equity securities and operating entities. As it pertains to other equity securities, the Company believes that net distributions received are indicative of the operating performance of the assets. Reconciliations of these results to Adjusted EBITDA and to Income Attributable to Common Stockholders are included in the additional financial information attached to this press release.

Contacts
CorEnergy Infrastructure Trust, Inc.
Investor Relations
Lesley Robertshaw, 877-699-CORR (2677)
info@corridortrust.com